Exhibit 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the BGEA/Boston Globe Employee Savings Plan (the "Plan") on Form 11-K for the period ending December 24, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Behenna, Administrative Trustee of the Plan, certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Steve Behenna

Steve Behenna

Administrative Trustee
June 23, 2003